UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 22, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

            California               001-14431             95-4676679
 (State or other jurisdiction of    (Commission         (I.R.S. Employer
 incorporation or organization)     File Number)       Identification No.)

      630 East Foothill Blvd.
       San Dimas, California                                 91773
  (Address of principal executive                          (Zip Code)
             offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

           California                001-12008             95-1243678
 (State or other jurisdiction of    (Commission         (I.R.S. Employer
 incorporation or organization)     File Number)       Identification No.)

      630 East Foothill Blvd.
       San Dimas, California                                 91773
  (Address of principal executive                           (Zip Code)
             offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting  material  pursuant to Rule 14a-12 under the exchange Act (17 CFR
    14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                             Section 8-Other Events


Item 8.01.    Other Events

On August 22, 2007 American States Water Company announced Standard & Poor's (`S&P') has raised the corporate ratings for American States Water Company (`AWR') and its primary water utility subsidiary, Golden State Water Company (`GSWC') to `A' with a `Stable' outlook from `A-` with a `Positive' outlook.

S&P's corporate credit ratings range from AAA (highest rating possible) to D (rating for default), reflecting S&P's opinion of a company's overall capacity to meet its financial obligations. Credit ratings are not recommendations to buy, sell or hold a security and are subject to change or withdrawal at any time by the rating agency.

A copy of the Company's press release is attached hereto as Exhibit 99.1.

This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN STATES WATER COMPANY

Date: August 22, 2007                           /s/ Robert J. Sprowls
                                    --------------------------------------------
                                                   Robert J. Sprowls
                                    Sr. Vice President, Chief Financial Officer,
                                         Treasurer and Corporate Secretary


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


                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
99.1               Press Release dated August 22, 2007